Exhibit 10.6

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant to Purchase 6,000,000 Shares of
Dated July 10, 2010	Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
AURASOUND, INC.

This certifies that, for value received, GGEC AMERICA, INC., a California corporation, or registered assigns (“Holder”) is entitled, subject to the terms set forth below, to purchase from AuraSound, Inc., a Nevada corporation (the “Company”), 6,000,000 shares of the Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United Slates or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided below. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued pursuant to the Securities Purchase Agreement, dated the date hereof, among the Company, the Holder and the parent company of the Holder.

1.           Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date when the Company has increased its authorized Common Stock to a sufficient number to provide for the issuance of all Common Stock issuable upon the exercise of this Warrant and all other outstanding convertible securities of the Company that entitle the holders thereof to acquire Common Stock (the “Initial Exercise Date”), and ending at 5:00 p.m., Eastern Standard Time, on the 5th anniversary of the Initial Exercise Date, and shall be void thereafter.

2.           Exercise Price. The exercise price at which this Warrant may be exercised shall be $1.00 per share of Common Stock (the “Exercise Price”), as such Exercise Price may be adjusted from time to time pursuant to Section 11 hereof.

3.           Exercise of Warrant.

(a) Method of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section I above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (A) by wire transfer or certified bank check, (B) by cancellation by the Holder of indebtedness of the Company to the Holder, or (C) by a combination of (A) and (B), of the purchase price of the shares to be purchased.

(b) Issuance of Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company or the Company’s transfer agent, at the Company’s expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5.           Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6.           Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised as provided herein.

7.           Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)           Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the “Warrant Agent”). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c)           Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without prior written notice to the Company and compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery;provided, however, any purported transfer by the Holder without prior written notice to the Company shall be void ab initio.

(d)           Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.

(ii) This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.           Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares of Common Stock that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and vaiidly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.           Notices. Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) lo the Holder of this Warrant.

10.           Amendments and Waivers.

(a)           Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10(a) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(b)           No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11.           Adjustments. The Exercise Price and the shares purchasable hereunder arc subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as lo which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

(b)           Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(c)           Calculations. All calculations under this Section 11 shall be made to the nearest four decimal points.

12.           Merger, Sale of Assets, etc. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, in connection with such reorganization, merger, consolidation, sale or transfer (each, a “Fundamental Transaction”), the Company shall provide the Holder with at least 30 days notice prior to the consummation of such Fundamental Transaction, during which 30-day period the Holder may exercise this Warrant. If and to the extent this Warrant is not exercised during such 30-day period, this Warrant shall be cancelled, void and of no further force or effect.

13.           Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or United States federal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or holiday.

14.           Governing Law; Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State. Any and all actions brought under this Warrant shall be brought in the state or federal courts located in the City of Los Angeles, California.

15.           Binding Effect. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, AURASOUND, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: November 9, 2009

HOLDER: GGEC America, Inc.		AURASOUND INC.

By:	/s/ Daniel Huang	By:	/s/ Arthur Liu
Name: Daniel Huang			Arthur Liu
Its: President		Its:	Chief Executive Officer

NOTICE OF EXERCISE

(1)           The undersigned hereby elects to purchase ____________ shares of Common Stock of AURASOUND, INC., pursuant to the provisions of Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, as provided in Section 3(a) of the Warrant.

(2)           In exercising this Warrant, the undersigned hereby confirms and acknowledges that (a) the Holder is an “accredited investor” as defined in Rule 501 (a) under the Securities Act of 1933, as amended, (b) the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and (c) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint _____________ Attorney to make such transfer on the books of AURASOUND, INC., maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: __________________________________________________________

Signature of Holder